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                                                            Exhibit 10.1

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     OHIO CASUALTY CORPORATION 2007 OFFICER  LONG-TERM INCENTIVE AWARD
            SCHEDULE OF POTENTIAL PAYOUTS FOR PERFORMANCE PERIOD
            BEGINNING JANUARY 1, 2007 THROUGH DECEMBER 31, 2009


                                         THRESHOLD       TARGET        MAXIMUM
JOB TITLE                                  VALUE          VALUE         VALUE

Dan R. Carmichael,  President and
Chief Executive Officer                  $236,250      $1,575,000     $4,725,000

Ralph S. Michael, III, President &
Chief Operating Officer                   $84,857        $565,712     $1,697,136

Michael A. Winner, Executive Vice
President and Chief Financial Officer     $45,098        $300,655       $901,965

Debra K. Crane, Senior Vice
President, General Counsel and
Secretary                                 $22,470        $149,800       $449,400

Paul J. Gerard, Senior Vice President,
Investments                               $16,122        $107,478       $322,434

Lynn C. Schoel, Senior Vice
President, Human Resources                $14,394         $95,963       $287,889

Keith A.  Cheesman, Vice President
and Controller                             $9,996         $66,641       $199,923

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